UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2020 (December 4, 2020)

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6303 Cowboys Way, Suite 600 Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ADUS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 4, 2020, Addus HealthCare, Inc., an Illinois corporation (“Addus HealthCare”) and a wholly-owned subsidiary of Addus HomeCare Corporation (the “Corporation”), completed its acquisition of Queen City Hospice, LLC, a Delaware limited liability company (“Queen City”), and Miracle City Hospice, LLC, a Delaware limited liability company (“Miracle City”, and together with Queen City, “Queen City Hospice”). Pursuant to the terms of the previously announced Unit Purchase Agreement (the “Purchase Agreement”), dated as of November 10, 2020, among (i) Addus Healthcare, (ii) Queen City, (iii) Miracle City and (iv) QCH Holdings LLC, a Delaware limited liability company (the “Seller”), Addus HealthCare acquired all of the issued and outstanding securities of Queen City Hospice from Seller for a cash purchase price of $192.0 million, representing $162.8 million of value, net of the present value of $29.2 million in estimated tax benefits, subject to customary adjustments for working capital and other items, which was paid in full in cash at the closing. The purchase was funded through cash on hand and the Company’s credit facility.

Based in Cincinnati, Ohio, Queen City Hospice currently serves patients across the state of Ohio, including patients in the Cincinnati, Columbus, and Dayton markets.

The Purchase Agreement contains customary representations, warranties and covenants made by Addus Healthcare and Queen City Hospice. Addus Healthcare purchased a buy-side representations and warranties insurance policy. The representations and warranties insurance policy is subject to certain policy limits, exclusions, deductibles and other terms and conditions.

Item 7.01	Regulation FD Disclosure.

On December 4, 2020, the Corporation issued a press release announcing the completion of the Queen City Hospice acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated December 4, 2020.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Date: December 4, 2020	By:	/s/ Brian Poff
Brian Poff
Chief Financial Officer